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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                            Symyx Technologies, Inc.
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             (Exact name of Registrant as specified in its charter)

 Delaware                                                       77-0397908
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(State of incorporation or organization)                 (IRS Employer I.D. No.)

                 3100 Central Expressway, Santa Clara, CA 95051
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                    (Address of principal executive offices)



       Securities to be registered pursuant to Section 12(b) of the Act:


                                      NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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Item 1.  Description of Registrant's Securities to be Registered

          Incorporated by reference to page 51 through 53 of the Preliminary Prospectus, contained in Registrant's Registration Statement on Form S-1 (Registration No. 333-87453) originally filed on September 21, 1999 (the "S-1 Registration Statement").

Item 2.  Exhibits

          The following exhibits are filed as a part of this registration statement:

          1.*     Specimen certificate for Registrant's Common Stock;

          2.**    Certificate of Incorporation, as currently in effect; and

          3.*** Form of Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement.

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*    Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement.

**   Incorporated by reference to Exhibit 3.1(a) to the S-1 Registration
     Statement.

***  Incorporated by reference to Exhibit 3.1(b) to the S-1 Registration
     Statement.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 21, 1999




                                  By: /s/ STEVEN D. GOLDBY
                                      ------------------------------------------
                                      Steven D. Goldby,  Chief Executive Officer

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